UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

NATURAL ALTERNATIVES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008
(Address of principal executive offices, including zip code)

760-736-7700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 12, 2022 Natural Alternatives International, Inc., a Delaware corporation, ("NAI") entered into an amended credit facility with Wells Fargo Bank, National Association ("Wells Fargo"). The amended credit facility extends NAI's current $20,000,000 credit facility with Wells Fargo by one year to May 23, 2025, increases the amount the Company may invest in fixed and capital assets without approval from Wells Fargo from $7,5000,000 to $25,000,000 in this fiscal year, and allows for NAI at its election to enter into an additional $10,000,000 credit facility with Wells Fargo to finance the acquisition of equipment. The Third Amendment to Credit Agreement amends the formerly in force Credit Agreement, and the new Revolving Line of Credit Note replaces the former Revolving Line of Credit Note between NAI and Wells Fargo. The former Security Agreement by and between NAI and Wells Fargo effective as of July 1, 2019 remains in place. To date, NAI has not entered into an equipment financing facility with Wells Fargo or any other lender.

The foregoing description does not purport to be complete and is qualified in its entirety by the agreements attached hereto as Exhibits 10.35, and 10.36, each of which is incorporated herein by reference.

ITEM 2.03.         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.35         Third Amendment to Credit Agreement by and between NAI and Wells Fargo effective as of September 19, 2022.

10.36         Revolving Line of Credit Note made by NAI for the benefit of Wells Fargo dated September 19, 2022 in the amount of $20,000,000.

104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2022	Natural Alternatives International, Inc. a Delaware corporation By: /s/ Mike Fortin Mike Fortin, Chief Financial Officer